SECURTIES AND EXCHANGE COMMISION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report     (Date of earliest event reported)

February 25, 2003

ALLEGHENY ENERGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-267 Commission File Number	13-5531602 (IRS Employer Identification No.)
10435 Downsville Pike Hagerstown, Maryland (Address of Principal Executive Offices)	21740-1766 (Zip Code)
(301) 790-3400 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

     On February 25, 2003, Allegheny Energy, Inc., ("Inc.") Allegheny Energy Supply Company, LLC, Monongahela Power Company ("MonPower"), and West Penn Power Company ("West Penn") entered into agreements with lenders on new and restructured credit facilities.  Bank agreements entered into in connection with a $305 million facility for Inc., MonPower and West Penn are attached as exhibits hereto.  Proceeds from the financing were used to refinance existing debt.

On July 25, 2003, Inc. completed a private placement of $300,000,000 convertible trust preferred securities. Agreements entered into in connection with the private placement are attached as exhibits hereto. The net proceeds will be used to improve liquidity, help its subsidiary Allegheny Energy Supply Company, LLC meet future collateral requirements, and for general corporate purposes.

ITEM 7.     EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
1.0

Purchase Agreement for Allegheny Energy, Inc. Allegheny Capital Trust I Trust Preferred Securities, dated July 24, 2003, between Allegheny Energy, Inc., Allegheny Capital Trust I and Perry Principals, LLC and additional Purchasers

4.1	Registration Rights Agreement, dated July 24, 2003, by and among Allegheny Energy, Inc., Allegheny Capital Trust I, Perry Principals, LLC and additional Purchasers
4.2	Indenture, dated as of July 24, 2003, between Allegheny Energy, Inc. and Wilmington Trust Company, as Trustee
4.3	Amended and Restated Declaration of Trust of Allegheny Capital Trust I among Allegheny Energy, Inc., Wilmington Trust Company and The Regular Trustees Named Herein
10.1

$305,000,000 Credit Agreement dated as of February 21, 2003, among Allegheny Energy, Inc., Monongahela Power Company, and West Penn Power Company, and The Initial Lenders and Initial Issuing Bank Named Herein and Citibank, N.A.

10.2

Intercreditor Agreement, dated as of February 21, 2003, among Citibank, N.A., The Bank of Nova Scotia, Law Debenture Trust Company of New York, Allegheny Energy, Inc., and Allegheny Energy Supply Company, LLC

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 1, 2003	ALLEGHENY ENERGY, INC. By: /S/ DAVID B. HERTZOG Name: David B. Hertzog Title: Vice President and General Counsel

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
1.0

Purchase Agreement for Allegheny Energy, Inc. Allegheny Capital Trust I Trust Preferred Securities, dated July 24, 2003, between Allegheny Energy, Inc., Allegheny Capital Trust I and Perry Principals, LLC and additional Purchasers

4.1	Registration Rights Agreement, dated July 24, 2003, by and among Allegheny Energy, Inc., Allegheny Capital Trust I, Perry Principals, LLC and additional Purchasers
4.2	Indenture, dated as of July 24, 2003, between Allegheny Energy, Inc. and Wilmington Trust Company, as Trustee
4.3	Amended and Restated Declaration of Trust of Allegheny Capital Trust I among Allegheny Energy, Inc., Wilmington Trust Company and The Regular Trustees Named Herein
10.1

$305,000,000 Credit Agreement dated as of February 21, 2003, among Allegheny Energy, Inc., Monongahela Power Company, and West Penn Power Company, and The Initial Lenders and Initial Issuing Bank Named Herein and Citibank, N.A.

10.2

Intercreditor Agreement, dated as of February 21, 2003, among Citibank, N.A., The Bank of Nova Scotia, Law Debenture Trust Company of New York, Allegheny Energy, Inc., and Allegheny Energy Supply Company, LLC